77C Matters submitted by a vote of security holders

Liberty All-Star Growth Fund, Inc.

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty All-Star Growth Fund, Inc. (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 16,942,250.000 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:

(b)   not applicable

(c)1 To approve a new Investment Advisory Agreement.

For:                        14,272,923.931       shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                       365,097.573       shares of beneficial interest
Abstain:                       231,023.165       shares of beneficial interest

(c)2. To approve a new Portfolio Management Agreement with TCW Investment Management Company.

For:                         14,257,986.098       shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                        371,393.951       shares of beneficial interest
Abstain:                        239,664.620       shares of beneficial interest

(c)3. To approve a new Portfolio Management Agreement with William Blair & Company L.L.C.

For:                          14,263.791.468      shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                         369,567.344      shares of beneficial interest
Abstain:                         235,685.857      shares of beneficial interest

(c)4. To approve a new Portfolio Management Agreement with M.A. Weatherbie & Co.

For:                          14,239,284.027     shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                         390,113.742     shares of beneficial interest
Abstain:                         239,646.900     shares of beneficial interest

(d) not applicable

(proxy statment incorporated herein by reference to Accession Number 0000950135-01-502259)


77L Changes in accounting principles and practices

Liberty All Star Growth  Fund (Fund)

     The Fund has proposed to revoke its ss.171(c) election under the Internal Revenue Code, thus changing its accounting method for premium amortization. 77Q1 Exhibits

                    LIBERTY ALL-STAR GROWTH FUND, INC.

                            FUND MANAGEMENT AGREEMENT

    FUND MANAGEMENT AGREEMENT dated November 1, 2001 between Liberty All-Star Growth Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), and Liberty Asset Management Company, a corporation organized under the laws of the State of Delaware (the "Manager").

    WHEREAS, the Company desires to employ the Manager (i) to provide certain administrative services as described herein to the Company, and (ii) to provide investment management services as described herein in accordance with the Company's investment objective and policies as stated in the Company's Registration Statement, as from time to time in effect, under the Investment Company Act of 1940 (the "Investment Company Act") and in conformity with the Company's Articles of Incorporation and the Investment Company Act, as the same may from time to time be amended.

    WHEREAS the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and desires to provide services to the Company in consideration of and on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, the Company and the Manager agree as follows:

    1. Employment of the Manager. The Company hereby employs the Manager to administer its business and administrative operations as set forth in Section 2(A) of this Agreement, and to manage the investment and reinvestment of the Company's assets as set forth in Section 2(B) below, all subject to the direction of the Board of Directors of the Company, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

     2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

    A. Administrative Services

    (1) The Manager shall provide, either directly or through an affiliate, general administrative services and oversee the operations of the Company ("Administrative Services"). The Administrative Services shall not include custodial, transfer agency, or pricing and bookkeeping services, but shall include, without limitation:

        (i) the maintenance of the Company's offices within the Manager's offices in Boston, Massachusetts and the maintenance of the corporate books and records of the Company, other than the books and records maintained by the transfer agent, the custodian or the fund accountant of the Company, and making arrangements for the meetings of the Directors of the Company, including the preparation of agendas and supporting materials therefor;

        (ii) the preparation of such financial information as is reasonably necessary for reports to shareholders of the Company, reports to the Board of Directors and the officers of the Company, and reports of the Company to the Securities and Exchange Commission, the Internal Revenue Service and other Federal and state regulatory agencies;

        (iii) the provision of such advice that may be reasonably necessary properly to account for the Company's financial transactions and to maintain the Company's accounting procedures and records so as to insure compliance with generally accepted accounting and tax practices and rules;

        (iv) the monitoring of the preparation and maintenance by the Company's custodian or other agents of all records that may be reasonably required in connection with the audit performed by the Company's independent auditors, the Securities and Exchange Commission, the Internal Revenue Service or other Federal or state regulatory agencies;

          (v) the preparation of communications and reports to shareholders of the Company and making arrangements for meetings of such shareholders;

        (vi) the preparation and filing of all reports and all updating and other amendments to the Company's registration statements necessary to maintain the registration of the Company under the 1940 Act and the listing of its common stock on the New York Stock Exchange;

        (vii) the preparation of the Company's tax returns;

        (viii) the periodic computation, and reporting as necessary to the Directors of the Company, of the Company's compliance with its investment objective, policies and restrictions and the portfolio diversification and other portfolio requirements of the Investment Company Act and the Internal Revenue Code of 1986, as amended (the "Code"); and

        (ix) the negotiation of agreements or other arrangements with, and general oversight and coordination of, agents and others retained by the Company to provide custodial, transfer agency, net asset value computation, portfolio accounting, legal, tax and accounting services.

    (2) The Manager will permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, Directors, members of any committee of the Board of Directors, members of any advisory board, or members of any other committee of the Company, without remuneration or other cost to the Company.

    B. Investment Management Services.

        (1) The Manager shall have overall supervisory responsibility for the general management and investment of the Company's assets, subject to and in accordance with the investment objectives and policies of the Company, and any directions which the Board of Directors of the Company may issue to the Manager from time to time.

        (2) The Manager shall provide overall investment programs and strategies with respect to the Company's assets, shall revise such programs as necessary and shall monitor and report periodically to the Board of Directors of the Company concerning the implementation of the programs.

        (3) The Company intends to appoint one or more persons or companies ("Portfolio Managers"), each such Portfolio Manager to have full investment discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Company's assets assigned to that Portfolio Manager by the Manager and the purchase and sale of portfolio securities with those assets, all within the Company's investment objectives, policies and restrictions, and the Company will take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Company. The Manager shall advise the Board of Directors of the Company which Portfolio Managers the Manager believes are best suited to invest the Company's assets; shall monitor and evaluate the investment performance of each Portfolio Manager employed by the Company; shall allocate and reallocate from time to time, in its discretion, the portion of the Company's assets to be managed by each Portfolio Manager; shall recommend changes of or additional Portfolio Managers when appropriate; and shall coordinate the investment activities of the Portfolio Managers to ensure compliance with the Company's investment policies and restrictions and applicable laws, including the Investment Company Act and the Code.

        (4) The Manager shall render regular reports to the Company, at regular meetings of the Board of Directors, of, among other things, the decisions which it has made with respect to the allocation of the Company's assets among Portfolio Managers.

    3. Allocation of Expenses

    (1) Expenses paid by the Manager. The Manager shall at its own expense furnish or provide and pay the cost of such office space, office equipment, personnel and office services as the Manager requires for the performance of its administrative and investment management services hereunder. The Manager shall not be obligated to bear any other expenses incidental to the operations or business of the Company, and the payment or assumption by the Manager of any expense of the Company that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense on any subsequent occasion.

    (2) Expenses paid by the Company. The Company shall pay all expenses incurred in the operation of the Company including, among other things, expenses for legal and auditing services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, Securities and Exchange Commission fees, fees and expenses of Directors of the Company who are not "affiliated persons" (as defined in the Investment Company Act) of the Manager, any other investment adviser of the Company, or any of their affiliated persons, accounting and pricing costs, membership fees in trade associations, insurance, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Company's shares for sale in various states, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Company.

    4.   Activities and Affiliates of the Manager.

        A. The services of the Manager to the Company hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Company's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Company more favorable or preferential treatment vis-a-vis its other clients.

        B. Subject to and in accordance with the Articles of Incorporation and By-Laws of the Company and to Section 10(a) of the Investment Company Act, it is understood that Directors, officers, agents and shareholders of the Company may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Company as Directors, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Company as shareholders or otherwise; and that the effect of any such interests shall be governed by the Investment Company Act.

     5. Fees for Services: Compensation of Portfolio Managers. The compensation of the Manager for its services under this Agreement shall be calculated and paid by the Fund in accordance with the
          Exhibit I attached hereto. The Manager will compensate the Portfolio Managers as provided in Exhibit I.

    6. Liabilities of the Manager.

        A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

        B. No provision of this Agreement shall be construed to protect any Director or officer of the Company, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

    7. Renewal and Termination.
       ------------------------

        A. This Agreement shall continue in effect until July 31, 2003, and shall continue from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Company's Board of Directors or (ii) a vote of a "majority" (as defined in the Investment Company Act) of the Company's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations thereunder.

    B. This Agreement:

          (a) may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Company, on sixty (60) days' written notice to the Manager;

          (b) shall immediately terminate in the event of its assignment (as that term is defined in the Investment Company Act); and

          (c) may be terminated by the Manager on sixty (60) days' written notice to the Company.

        C. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid to the other party to this Agreement at its principal place of business.

    8. Use of Name. The Company may use the name "Liberty All-Star" only so long as this Agreement remains in effect. If this Agreement is no longer in effect, the Company (to the extent it lawfully can) shall cease using such name or any other name indicating that it is advised by or otherwise connected with the Manager. The Manager may grant the non-exclusive right to use the name "Liberty All-Star" to any other entity, including any other investment company of which the Manager or any of its affiliates is the investment adviser or distributor.

     9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

     11. Prior Agreement Superceded. This Agreement supercedes and replaces the Fund Management Agreement dated August 1, 1998 between the Company and the Manager.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

LIBERTY ALL-STAR GROWTH FUND, INC.

By: _________________________________________
Name: William J. Ballou
Title: Assistant Secretary


LIBERTY ASSET MANAGEMENT COMPANY

By: _________________________________________
Name: William R. Parmentier
Title: President, Chief Executive Officer and Chief Investment Officer

                                    EXHIBIT I

                                   MANAGER FEE

    (A) For the Administrative Services provided to the Company pursuant to
Section 2(A) of this Agreement, the Company will pay to the Manager, on the first business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

        .05% (.20% annually) of the average weekly net assets of the Company up to and including $300 million; and

        .045% (.18% annually) of the average weekly net assets of the Company exceeding $300 million;

    (B) For the investment management services provided to the Company pursuant to Section 2(B) of this Agreement, the Company will pay to the Manager, on the first business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

        .20% (.80% annually) of the average weekly net assets of the Company up to and including $300 million; and

        .18% (.72% annually) of the average weekly net assets of the Company exceeding $300 million.

    (C) Pursuant to Section 5 of this Agreement, the Manager will pay to each Portfolio Manager, on or before the fifth business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

        .10% (.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Company up to and including $300 million; and

        .09% (.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Company exceeding $300 million.

    Each quarterly payment set forth above shall be based on the average weekly net assets of the Company during such previous calendar quarter. The fee for the period from the date this Agreement becomes effective to the end of the calendar quarter will be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a calendar quarter, the fee for the part of that calendar quarter during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full quarterly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Company's net assets will be computed at the times and in the manner specified in the Company's Registration Statement under the Investment Company Act as from time to time in effect.

    "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets of that portion of the Company's assets assigned to that Portfolio Manager by the total of the Company's average weekly net assets.

                         PORTFOLIO MANAGEMENT AGREEMENT

                                November 1, 2001

William Blair & Company, L.L.C.
222 West Adams Street
Chicago, IL  60606

Re: Portfolio Management Agreement

Ladies and Gentlemen:

    Liberty All-Star Growth Fund, Inc. (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

    Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day corporate management and Fund administration of the Fund.

    1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs William Blair & Company, L.L.C. (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

    2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

    3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

    4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

        A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

        B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

        C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

    6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager.

    7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

    8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

    9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

    10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

    11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

     12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:


          A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

          B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

     13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

          A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

        B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

        C. It will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

        D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

    14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

    15. Effective Date; Term. This Agreement shall continue until July 31, 2003 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and provided further that, in accordance with the conditions of the application of the Fund and Fund Manager for an exemption from 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by such "majority" of the Fund's outstanding voting securities at the regularly scheduled annual meeting of shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

    16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

    17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

    18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.


                                 LIBERTY ALL-STAR GROWTH FUND, INC.

                                 By: ________________________________________
                                 Title:

                                 LIBERTY ASSET MANAGEMENT COMPANY

                                 By: ________________________________________
                                 Title:

ACCEPTED:

WILLIAM BLAIR & COMPANY, L.L.C.

By: ________________________________________
Title:

WILLIAM BLAIR & COMPANY, L.L.C.

By: ________________________________________
Title:



SCHEDULES:    A.   Operational Procedures For Portfolio Transactions [omitted]
              B.   Record Keeping Requirements
              C.   Fee Schedule

                       LIBERTY ALL-STAR GROWTH FUND, INC.

                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A. The name of the broker;

    B. The terms and conditions of the order and of any modifications or cancellation thereof;

    C. The time of entry or cancellation;

    D. The price at which executed;

    E. The time of receipt of a report of execution; and

    F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
   (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A. Shall include the consideration given to:

        (i)  The sale of shares of the Fund by brokers or dealers.

        (ii) The supplying of services or benefits by brokers or dealers to:

            (a) The Fund;

            (b) The Manager (Liberty Asset Management Company);

            (c) The Portfolio Manager; and

            (d) Any person other than the foregoing.

        (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

    B. Shall show the nature of the services or benefits made available.

    C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

    D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.1

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

1 Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE

    For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the fifth business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

o .10% (.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Fund up to and including $300 million; and

o .09% (.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $300 million.

    Each quarterly payment set forth above shall be based on the average weekly net assets during such previous calendar quarter. The fee for the period from the date this Agreement becomes effective to the end of the calendar quarter in which such effective date occurs will be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a calendar quarter, the fee for the part of that calendar quarter during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full quarterly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Registration statement as from time to time in effect.

    "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets in the Portfolio Manager Account by the Fund's average weekly net assets.

                         PORTFOLIO MANAGEMENT AGREEMENT

                                November 1, 2001

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA  90017

Re: Portfolio Management Agreement

Ladies and Gentlemen:

    Liberty All-Star Growth Fund, Inc. (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

    Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day administration of the Fund.

    1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs TCW Investment Management Company (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

    2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

    3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

    4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

        A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

        B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account.

        C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Directors from time to time. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

    6. Proxies. The Fund will vote or direct the voting of all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

    7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

    8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, members, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

    9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

    10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

    11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

     12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

          A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

          B. The Fund has delivered to the Portfolio Manager such instructions governing the investment of the Portfolio Manager Account as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

          C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti-fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

     13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

          A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

          B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

          C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule 17j-1(c)(l).

          D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

    14. Amendment. This Agreement may be amended at any time, but (except for Schedules A and B which may be amended by the Fund Manager acting alone) only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

    15. Effective Date; Term. This Agreement shall continue until July 31, 2003 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

    16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

    17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

    18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

                                 LIBERTY ALL-STAR GROWTH FUND, INC.

                                 By: ________________________________________
                                 Title:

                                 LIBERTY ASSET MANAGEMENT COMPANY

                                 By: ________________________________________
                                 Title:

ACCEPTED:

TCW INVESTMENT MANAGEMENT COMPANY

By: ________________________________________
Title:

TCW INVESTMENT MANAGEMENT COMPANY

By: ________________________________________
Title:



SCHEDULES:   A.   Operational Procedures For Portfolio Transactions [omitted]
             B.   Record Keeping Requirements
             C.   Fee Schedule

                       LIBERTY ALL-STAR GROWTH FUND, INC.

                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A. The name of the broker;

     B. The terms and conditions of the order and of any modifications or cancellation thereof;

    C. The time of entry or cancellation;

    D. The price at which executed;

    E. The time of receipt of a report of execution; and

    F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
   (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A. Shall include the consideration given to:

        (i)  The sale of shares of the Fund by brokers or dealers.

        (ii) The supplying of services or benefits by brokers or dealers to:

             (a) The Fund;

             (b) The Manager (Liberty Asset Management Company);

             (c) The Portfolio Manager; and

             (d) Any person other than the foregoing.

        (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

    B. Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.1

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

1 Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE

    For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the fifth business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

o .10% (.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Fund up to and including $300 million; and

o .09% (.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $300 million.

    Each quarterly payment set forth above shall be based on the average weekly net assets during such previous calendar quarter. The fee for the period from the date this Agreement becomes effective to the end of the calendar quarter in which such effective date occurs will be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a calendar quarter, the fee for the part of that calendar quarter during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full quarterly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Registration statement as from time to time in effect.

    "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets in the Portfolio Manager Account by the Fund's average weekly net assets.




                         PORTFOLIO MANAGEMENT AGREEMENT

                                November 1, 2001

M.A. Weatherbie & Co., Inc.
265 Franklin Street
Boston, MA  02110

Re: Portfolio Management Agreement

Ladies and Gentlemen:

    Liberty All-Star Growth Fund, Inc. (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

    Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day corporate management and Fund administration of the Fund.

     1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs M.A. Weatherbie & Co., Inc. (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

     2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

     3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

    4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

        A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

        B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

        C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

    6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager.

    7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

    8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

    9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

    10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

    11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

    12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

        A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

        B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

    13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

        A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

        B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

        C. It will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

        D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

    14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

    15. Effective Date; Term. This Agreement shall continue until July 31, 2003 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and provided further that, in accordance with the conditions of the application of the Fund and Fund Manager for an exemption from 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by such "majority" of the Fund's outstanding voting securities at the regularly scheduled annual meeting of shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

    16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

    17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

    18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.


                                 LIBERTY ALL-STAR GROWTH FUND, INC.

                                 By: ________________________________________
                                 Title:

                                 LIBERTY ASSET MANAGEMENT COMPANY

                                 By: ________________________________________
                                 Title:

ACCEPTED:

M.A. WEATHERBIE & CO., INC.

By: ________________________________________
Title:

M.A. WEATHERBIE & CO., INC.

By: ________________________________________
Title:



SCHEDULES:   A.   Operational Procedures For Portfolio Transactions [omitted]
             B.   Record Keeping Requirements
             C.   Fee Schedule

                       LIBERTY ALL-STAR GROWTH FUND, INC.

                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A. The name of the broker;

    B. The terms and conditions of the order and of any modifications or cancellation thereof;

    C. The time of entry or cancellation;

    D. The price at which executed;

    E. The time of receipt of a report of execution; and

    F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
   (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A. Shall include the consideration given to:

        (i)  The sale of shares of the Fund by brokers or dealers.

        (ii) The supplying of services or benefits by brokers or dealers to:

             (a) The Fund;

             (b) The Manager (Liberty Asset Management Company);

             (c) The Portfolio Manager; and

             (d) Any person other than the foregoing.

        (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

    B. Shall show the nature of the services or benefits made available.

    C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

    D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.1

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

1 Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE

    For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the fifth business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

o .10% (.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Fund up to and including $300 million; and

o .09% (.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $300 million.

    Each quarterly payment set forth above shall be based on the average weekly net assets during such previous calendar quarter. The fee for the period from the date this Agreement becomes effective to the end of the calendar quarter in which such effective date occurs will be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a calendar quarter, the fee for the part of that calendar quarter during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full quarterly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Registration statement as from time to time in effect.

    "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets in the Portfolio Manager Account by the Fund's average weekly net assets.



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PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-9862

                Report of Independent Accountants

To the Board of Directors and Shareholders of Liberty All-Star Growth Fund, Inc.

In planning and performing our audit of the financial statements of Liberty All-Star Growth Fund (the "Fund") for the year ended December 31, 2001, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2001.

This report is intended solely for the information and use of the Board of Directors, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



PricewaterhouseCoopers LLP
February 5, 2002